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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 EXHIBIT 99.1 TO

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


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                              Inetvisionz.com, Inc.

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                                  May 31, 2000



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May 31, 2000



Securities and Exchange Commission
Washington, DC 20549

Re:      iNetvisionz.com, Inc.
         File No. 000-28845

Dear Sir or Madam:


We have read Item 4 "Changes in Registrant's Certifying Accountant" of the Form 8-K of iNetvisionz.com, Inc. dated May 18, 2000. As the Registrant has engaged the Firm of Kabani & Company as its Certified Public Accountants to review the Company's quarterly statements, we agree with the statements contained therein, including that we are no longer the Independent Certified Public Accountants for any future Securities Act of 1933 and Securities Exchange Act of 1934 filings.

Very truly yours,



/s/ Stonefield Josephson, Inc.
Stonefield Josephson, Inc.
Certified Public Accountants